Listing Report:Supplement No. 23 dated Apr 24, 2012 to Prospectus dated Apr 11, 2012
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Apr 11, 2012 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Apr 11, 2012 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 557445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	6.50%
Term:	60 months

Lender yield:	21.20%	Borrower rate/APR:	22.20% / 24.70%	Monthly payment:	$360.53

Lender servicing fee:	1.00%	Effective Yield*:	20.70%
		Estimated return*:	14.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-2001	Debt/Income ratio:	32%
Credit score:	660-679 (Apr-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	58	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$39,946	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	visionary-coin6	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	720-739 (Jun-2011)
Principal balance:	$3,173.37	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt consolidation
Purpose of loan: consolidate debt
This loan will be used to...pay off high interest credit card debt to conoslidate into one monthly payment

My financial situation: hubby and I both work full time
I am a good candidate for this loan because...always pay bills on time, my current prosper loan is always paid on time.

Monthly net income: $8000.
Monthly expenses: $6500
Housing: $2500
Insurance: $125
Car expenses: $454
Utilities: $150
Phone, cable, internet: $150
Food, entertainment: $100
Clothing, household expenses: $
Credit cards and other loans: $2000.
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 573795
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	5.65%
Term:	36 months

Lender yield:	16.68%	Borrower rate/APR:	17.68% / 21.37%	Monthly payment:	$125.97

Lender servicing fee:	1.00%	Effective Yield*:	16.39%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1987	Debt/Income ratio:	9%
Credit score:	760-779 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	9y 3m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,749	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	responsive-penny591	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan: Home Improvement
This loan will be used to...redo bathroom and enlarger living room

My financial situation: is great
I am a good candidate for this loan because...
I can pay it back quickly

Monthly net income: $ 2500
Monthly expenses: $ 900.00
Housing: $299
Insurance: $167.00
Car expenses: $100.00
Utilities: $ 200
Phone, cable, internet: $ 125.00
Food, entertainment: $ 100
Clothing, household expenses: $ 100
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$568.83

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1995	Debt/Income ratio:	21%
Credit score:	740-759 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	24 / 23	Length of status:	7y 6m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$57,683	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	ferocious-finance751	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Procedure to have a baby
Purpose of loan: Baby
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
I am always on time with payments, and am more likely to pay the loan off earlier than planned.

Monthly net income: $ 16,000
Monthly expenses: $ 10,000
Housing: $ 3500
Insurance: $ 450
Car expenses: $ 350
Utilities: $ 150
Phone, cable, internet: $ 150
Food, entertainment: $ 400
Clothing, household expenses: $ 100
Credit cards and other loans: $2900
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$146.43

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1997	Debt/Income ratio:	17%
Credit score:	660-679 (Apr-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	9	Current / open credit lines:	5 / 4	Length of status:	23y 4m
Amount delinquent:	$3,708	Total credit lines:	43	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$1,313	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	No
Screen name:	top-contract-spilunker	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Better Loan
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because... you can deduct the payment directly from my bank Ireceive direct deposit and I am wiling to authorize a bank deduction.

Monthly net income: $2350
Monthly expenses: $1850
Housing: $625
Insurance: $210
Car expenses: $50
Utilities: $275
Phone, cable, internet: $186
Food, entertainment: $400
Clothing, household expenses: $45
Credit cards and other loans: $50
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581585
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$439.30

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1986	Debt/Income ratio:	88%
Credit score:	740-759 (Apr-2012)	Inquiries last 6m:	3	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	51y 3m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25,672	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	No
Screen name:	bold-eloquent-greenback	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...pay off credit card debt

My financial situation:
I am a good candidate for this loan because...I always pay my bills

Monthly net income: $1100
Monthly expenses: $
Housing: $0
Insurance: $100 per month
Car expenses: $0 own car outright
Utilities: $100
Phone, cable, internet: $50
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $500/using this loan topay off
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581681
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1994	Debt/Income ratio:	9%
Credit score:	680-699 (Apr-2012)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,018	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	No
Screen name:	historic-gold21	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation Loan
Purpose of loan:
This loan will be used to...Consolidate Debtd

My financial situation:
I am a good candidate for this loan because...I make $2,000.00 a week and always pay my bills on time. Paying off this loan will not be an issue.

Monthly net income: $6,193.72
Monthly expenses: $3,826.71
Housing: $1,255.00
Insurance: $446.00
Car expenses: $281.00
Utilities: $0.00
Phone, cable, internet: $285.00
Food, entertainment: $500.00
Clothing, household expenses: $300.00
Credit cards and other loans: $459.71
Other expenses: $300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581749
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$439.30

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1998	Debt/Income ratio:	41%
Credit score:	760-779 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	11y 7m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,691	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	Yes
Screen name:	kirksc	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate my debts into one payment to be paid in full within 3-5 years.

My financial situation:
I am a good candidate for this loan because I have been with my employer for almost 12 years now. My employer and license status depends upon me having an excellent credit rating. I have a long history of paying my bills on time. This loan will help me to consolidate all of my unsecure debts into one payment and help me to pay all of my debts off within 3-5 years.

Monthly net income: $3385.00
Monthly expenses: $1985.00
Housing: $908 (My husband makes this payment)
Insurance: $430 Qt.
Car expenses: $685
Utilities: $300
Phone, cable, internet: $
Food, entertainment: $500
Clothing, household expenses: $
Credit cards and other loans: $500
Other expenses: $
Other Household Income Monthly(Net): $4500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	4.20%
Term:	60 months

Lender yield:	17.30%	Borrower rate/APR:	18.30% / 20.71%	Monthly payment:	$383.35

Lender servicing fee:	1.00%	Effective Yield*:	17.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1997	Debt/Income ratio:	15%
Credit score:	760-779 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	4y 10m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$304	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	101%
		Homeownership:	Yes
Screen name:	the-dynamic-ore	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	760-779 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	740-759 (Oct-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Pay off bills AND down pmt on house
Purpose of loan: Pay all bills owed and have enough for a down payment on a house.

My financial situation: I am in a good place financially but I can be even better with this loan. I have had a consistant and safe job for almost 5 years and can easily pay off my bills. I just want to pay them off quicker so I can have 1 payment on them all AND have enough extra to put a down payment on a house. I am tired of living in an apartment where my $1100 a month is "wasted" on someone else.

I am a good candidate for this loan because I know I can pay off this loan on time and even early. My last loan was paid off very quickly and with the payments being this low, I KNOW I can do the same on this.

Monthly net income: $2900
Monthly expenses: $2148
Housing: $1100
Insurance: $98
Car expenses: $150
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $50
Clothing, household expenses: $50
Credit cards and other loans: $300
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581805
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,950	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$248.94

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1990	Debt/Income ratio:	16%
Credit score:	680-699 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,952	Stated income:	$100,000+
Delinquencies in last 7y:	8	Bankcard utilization:	70%
		Homeownership:	Yes
Screen name:	peace-fighter3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581865
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$108.57

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1969	Debt/Income ratio:	36%
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	3	Current / open credit lines:	6 / 6	Length of status:	27y 8m
Amount delinquent:	$19,165	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	1/ 2	Revolving credit balance:	$645	Stated income:	$1-$24,999
Delinquencies in last 7y:	20	Bankcard utilization:	44%
		Homeownership:	Yes
Screen name:	diversification-meadow8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal used
Purpose of loan: This loan will be used to...personal used an paying off billsMy financial situation: I am a good candidate for this loan because... Monthly net income: $Monthly expenses: $Housing: $Insurance: $Car expenses: $Utilities: $Phone, cable, internet: $Food, entertainment: $Clothing, household expenses: $Credit cards and other loans: $Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581867
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$269.69

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1974	Debt/Income ratio:	18%
Credit score:	660-679 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	4y 10m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$21,365	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Bankcard utilization:	60%
		Homeownership:	No
Screen name:	marketplace-sensor6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical
Purpose of loan:
This loan will be used to..Pay for the portion of Physical therapy that my health insurance does not cover, plus cover any other medical expenses not covered by my insurance.

My financial situation:
I am a good candidate for this loan because... My car is paid off, I have no mortgage, expenses are within my means. But adding another 1,500 - 2,000 per month for Physical Therapy would not fit within my means. I would however, be able to repay a loan with payments in the $250.00 a month range easily, in fact would probably pay additonal towards the principal each month.

Monthly net income: $ 2800.00
Monthly expenses: $ 1935.00
Housing: $0.00
Insurance: $836.00 (health)(I am self insured)
Car expenses: $150.00
Utilities: $155.00
Phone, cable, internet: $95.40
Food, entertainment: $421.00(groceries $100@week, netlix $21@mo)
Clothing, household expenses: $250.00
Credit cards and other loans: $ 28.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581869
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	28.58%	Borrower rate/APR:	29.58% / 33.55%	Monthly payment:	$84.44

Lender servicing fee:	1.00%	Effective Yield*:	27.27%
		Estimated return*:	12.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1999	Debt/Income ratio:	17%
Credit score:	680-699 (Apr-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 4	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$735	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Bankcard utilization:	20%
		Homeownership:	No
Screen name:	p2p-cocktail462	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vehicle Repair Loan
Purpose of loan:
This loan will be used to... Assist in offsetting the costs of recent vehicle repairs.

My financial situation:
I am a good candidate for this loan because... I do not have a history default on any credit card or personal loan. I also have steady employment which will allow me to make payments regularly

Monthly net income: $2,000
Monthly expenses: $1047
Housing: $400/ month
Insurance: $48/ month
Car expenses: $0.00
Utilities: $100/ month
Phone, cable, internet: $99/ month
Food, entertainment: $125/ month
Clothing, household expenses: $75/ month
Credit cards and other loans: $200/ month
Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	1.00%
Term:	36 months

Lender yield:	6.49%	Borrower rate/APR:	7.49% / 8.83%	Monthly payment:	$622.03

Lender servicing fee:	1.00%	Effective Yield*:	6.49%
		Estimated return*:	5.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jan-1986	Debt/Income ratio:	10%
Credit score:	800-819 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	8y 10m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,128	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	No
Screen name:	revenue-clipper8	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
my loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 28.85%	Monthly payment:	$397.55

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1992	Debt/Income ratio:	83%
Credit score:	800-819 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,100	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	Yes
Screen name:	best-favorable-money	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan: Demo & Redo inground pool
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I have always paid my bills on time, I have never defaulted on a loan.

Monthly net income:
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 28.85%	Monthly payment:	$99.39

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-2009	Debt/Income ratio:	13%
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$58	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	listing-kitten9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Custody
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 1200.00
Monthly expenses: $800.00
Housing: $0
Insurance: $100.00
Car expenses: $0
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $250.00
Clothing, household expenses: $
Credit cards and other loans: $25.00
Other expenses: $300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581899
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$113.77

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1983	Debt/Income ratio:	20%
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	24y 6m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,561	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	pound-pipeline	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards and vacation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581905
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Estimated loss*:	6.50%
Term:	60 months

Lender yield:	21.20%	Borrower rate/APR:	22.20% / 24.70%	Monthly payment:	$124.80

Lender servicing fee:	1.00%	Effective Yield*:	20.70%
		Estimated return*:	14.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1971	Debt/Income ratio:	83%
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	14y 10m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,734	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	No
Screen name:	thrilling-market013	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	720-739 (Jul-2011)
Principal balance:	$3,409.63	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Debt Consolidation Loan
I am looking for a loan to consolidate some of my smaller debts into one monthly payment. I feel i am a good canidate for this loan because i always pay my debts on time.

Home- own
Lights- $50.00
Cable-$50.00
Mastercard- $285.00
Food- $200
Belk-$6.00
Sears-$50.00
JcPenny-$50.00

Other income- $400 Monthly from my neice that lives with me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581907
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$18,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$18,000	Estimated loss*:	3.30%
Term:	12 months

Lender yield:	7.17%	Borrower rate/APR:	8.17% / 11.89%	Monthly payment:	$1,567.21

Lender servicing fee:	1.00%	Effective Yield*:	7.16%
		Estimated return*:	3.86%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2003	Debt/Income ratio:	29%
Credit score:	780-799 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	5y 6m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,289	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	33%
		Homeownership:	Yes
Screen name:	open-minded-platinum9	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes delay
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$146.43

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1999	Debt/Income ratio:	37%
Credit score:	720-739 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	9y 7m
Amount delinquent:	$0	Total credit lines:	71	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,354	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	best-sturdy-loot	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
classic auto loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581947
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$67.42

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1996	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	33y 8m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$151	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	finance-burst5	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$269.69

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1999	Debt/Income ratio:	28%
Credit score:	660-679 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 17	Length of status:	17y 9m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,069	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	63%
		Homeownership:	No
Screen name:	platinum-sensation7	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consalidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 28.85%	Monthly payment:	$198.77

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1963	Debt/Income ratio:	14%
Credit score:	680-699 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	4	Current / open credit lines:	1 / 1	Length of status:	7y 8m
Amount delinquent:	$11,126	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$48,536	Stated income:	$1-$24,999
Delinquencies in last 7y:	14	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	impressive-contract2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personnel loan
Purpose of loan:
This loan will be used to... inproving home

My financial situation:
I am a good candidate for this loan because...have steady income

Monthly net income: $1386.50
Monthly expenses: $-0-
Housing: $n/a
Insurance: $32.00
Car expenses: $-0-
Utilities: $50.00
Phone, cable, internet: $\90.00
Food, entertainment: $50.00
Clothing, household -0-
Credit cards and other loans: $-0-
Other expenses: $-0-
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	3.30%
Term:	36 months

Lender yield:	11.70%	Borrower rate/APR:	12.70% / 15.54%	Monthly payment:	$838.74

Lender servicing fee:	1.00%	Effective Yield*:	11.66%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-2001	Debt/Income ratio:	18%
Credit score:	780-799 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,352	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	basis-nest1	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Swimming Pool
Purpose of loan:
This loan will be used to build Swimming Pool

My financial situation:
I am a good candidate for this loan because... I am responsible and have stable income. I have successfully paid off prior loans and credit card debts in the past.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$8,000	Estimated loss*:	6.50%
Term:	36 months

Lender yield:	18.02%	Borrower rate/APR:	19.02% / 22.74%	Monthly payment:	$293.33

Lender servicing fee:	1.00%	Effective Yield*:	17.60%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Feb-1988	Debt/Income ratio:	29%
Credit score:	720-739 (Apr-2012)	Inquiries last 6m:	8	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	11 / 9	Length of status:	32y 0m
Amount delinquent:	$751	Total credit lines:	38	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$362	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	1%
		Homeownership:	Yes
Screen name:	social-harbor37	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	720-739 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	760-779 (Jun-2011)
Principal balance:	$6,233.29	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Social Harbor 37
Purpose of loan:
Refinance and debt consolidation
This loan will be used to...
Lower my rate and pay a few bills off
My financial situation:
I am a good candidate for this loan because...
All my bills are paid are paid on time or earlier including my Prosper loan.The payment is deducted automatically from my checking account.

Monthly net income: $3406.00
Monthly expenses: $ 2553.00
Housing: $ 973.00
Insurance: $ Included in housing expenses
Car expenses: $480.04
Utilities: $100.00
Phone, cable, internet: $180.00
Food, entertainment: $200.00
Clothing, household expenses: $100.00
Credit cards and other loans: $770.00
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,950	Estimated loss*:	3.30%
Term:	36 months

Lender yield:	11.70%	Borrower rate/APR:	12.70% / 15.54%	Monthly payment:	$285.17

Lender servicing fee:	1.00%	Effective Yield*:	11.66%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$706	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	Yes
Screen name:	best-thrilling-note	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt relief
Purpose of loan:
This loan will be used to...consolidate current mortgage.

My financial situation:
I am a good candidate for this loan because...on time with my payments with one delinquency in past 10 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$568.83

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1996	Debt/Income ratio:	34%
Credit score:	660-679 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,657	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	cerebral-wealth6	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
semi truck
Purpose of loan:
This loan will be used to...become owner operator

My financial situation:
I am a good candidate for this loan because...getting job with landstar

Monthly net income: $2800
Monthly expenses: $1500
Housing: $0
Insurance: $150.00
Car expenses: $0
Utilities: $170.00
Phone, cable, internet: $100.00
Food, entertainment: $300.00
Clothing, household expenses: $200.00
Credit cards and other loans: $500.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$117.15

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-2003	Debt/Income ratio:	16%
Credit score:	800-819 (Apr-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	12y 2m
Amount delinquent:	$0	Total credit lines:	50	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,508	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	Yes
Screen name:	thoughtful-credit1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting New Business
Purpose of loan: To Open a new Business.

I am a good candidate for this loan because i pay all my bills on time i am never late i have excellent credit to show that i am responsible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	8.64%	Borrower rate/APR:	9.64% / 12.43%	Monthly payment:	$641.97

Lender servicing fee:	1.00%	Effective Yield*:	8.62%
		Estimated return*:	6.62%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1988	Debt/Income ratio:	35%
Credit score:	720-739 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 13	Length of status:	11y 9m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,573	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	dcharlie	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	720-739 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	780-799 (Apr-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
consolidation of debt
Purpose of loan: pay off CC
This loan will be used to...

My financial situation: Good
I am a good candidate for this loan because...This is my second loan with prosper and my history speaks for itself.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.65%
Term:	36 months

Lender yield:	16.68%	Borrower rate/APR:	17.68% / 21.37%	Monthly payment:	$539.88

Lender servicing fee:	1.00%	Effective Yield*:	16.39%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1980	Debt/Income ratio:	13%
Credit score:	740-759 (Apr-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 16	Length of status:	33y 7m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$100,691	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	income-reaction0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	6.50%
Term:	36 months

Lender yield:	18.02%	Borrower rate/APR:	19.02% / 22.74%	Monthly payment:	$366.66

Lender servicing fee:	1.00%	Effective Yield*:	17.60%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1987	Debt/Income ratio:	25%
Credit score:	680-699 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 13	Length of status:	14y 3m
Amount delinquent:	$73	Total credit lines:	28	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,942	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	Jeffrey62	Borrower's state:	Utah	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 94% )	680-699 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	2 ( 6% )	680-699 (Jan-2008) 680-699 (Dec-2007) 640-659 (Jan-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
2012 Loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,000	Estimated loss*:	3.30%
Term:	36 months

Lender yield:	11.70%	Borrower rate/APR:	12.70% / 15.54%	Monthly payment:	$268.40

Lender servicing fee:	1.00%	Effective Yield*:	11.66%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1973	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Apr-2012)	Inquiries last 6m:	2	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	12y 2m
Amount delinquent:	$0	Total credit lines:	15	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,249
Delinquencies in last 7y:	4	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	unequivocal-basis962	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582095
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$323.63

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1992	Debt/Income ratio:	28%
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,338	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	bold-benjamins-delight	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Loan
Purpose of loan:
This loan will be used to...reduce monthly payment by extending terms

My financial situation:
I am a good candidate for this loan because...I have never file bankruptsy or failed to pay debts in full

Monthly net income: $3600
Monthly expenses: $500
Housing: $875
Insurance: $60
Car expenses: $268
Utilities: $100
Phone, cable, internet: $0
Food, entertainment: $300
Clothing, household expenses: $50
Credit cards and other loans: $400
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$188.78

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-2002	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	15	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,933
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	No
Screen name:	peachessnc	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vacation Fund
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	3.30%
Term:	36 months

Lender yield:	11.70%	Borrower rate/APR:	12.70% / 15.54%	Monthly payment:	$503.24

Lender servicing fee:	1.00%	Effective Yield*:	11.66%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1997	Debt/Income ratio:	22%
Credit score:	780-799 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 10	Length of status:	16y 8m
Amount delinquent:	$4,292	Total credit lines:	45	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,814	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Bankcard utilization:	33%
		Homeownership:	Yes
Screen name:	best-impeccable-openness	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to...settle a high interest loan, that is currently due.

My financial situation:
I am a good candidate for this loan because...I have always paid my bills on time, I have a secure job, and I am seeking a second job to pay off debt quicker.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1995	Debt/Income ratio:	12%
Credit score:	660-679 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	12y 4m
Amount delinquent:	$1,488	Total credit lines:	23	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$54,276	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	100%
		Homeownership:	Yes
Screen name:	fabulous-silver8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Repairs
Purpose of loan:
This loan will be used to do much needed home repairs/improvements

My financial situation: Very Good
I am a good candidate for this loan because I have an excellent work history (12 years) and repay all my debts on time.

Monthly net income: $ 5,400
Mortgage: $ 1,200

We are a dual income household, mature and responsible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1995	Debt/Income ratio:	11%
Credit score:	660-679 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 5	Length of status:	24y 6m
Amount delinquent:	$6,149	Total credit lines:	29	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$44,720	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	100%
		Homeownership:	Yes
Screen name:	wonderous-liberty114	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected expenses
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 559558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	4.20%
Term:	60 months

Lender yield:	17.30%	Borrower rate/APR:	18.30% / 20.71%	Monthly payment:	$127.78

Lender servicing fee:	1.00%	Effective Yield*:	17.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1994	Debt/Income ratio:	11%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	3y 11m
Amount delinquent:	$8,010	Total credit lines:	26	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,920	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	42	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	stable-camaraderi7	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	680-699 (Latest)
Principal borrowed:	$6,500.00	< 31 days late:	1 ( 7% )	660-679 (Jan-2011)
Principal balance:	$4,657.51	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Pay off high interest loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 577030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$439.30

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1984	Debt/Income ratio:	15%
Credit score:	640-659 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	7 / 6	Length of status:	0y 5m
Amount delinquent:	$1,125	Total credit lines:	47	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,816	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	25	Bankcard utilization:	16%
		Homeownership:	No
Screen name:	finance-phoenix1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MOVE FITNESS STUDIO
Purpose of loan:
To help with fitness equipment purchases such as kettle bells, TRX, mirrors, music sound systems, dumb bells, power training ropes, etc.

My financial situation:
I am a good candidate for this loan because...I have a degree in health and physical education. I am a professional cheerleader ready to change lives. On the income side of things, I have a consistent income and will be able to pay on this loan monthly.

Monthly net income: $5200

Monthly expenses: $
Housing: $1500
Insurance: $100
Car expenses: $500
Utilities: $200
Phone, cable, internet: $250
Food, entertainment: $300
Clothing, household expenses: $200
Credit cards and other loans: $150
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 577130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,750	Estimated loss*:	3.30%
Term:	36 months

Lender yield:	11.70%	Borrower rate/APR:	12.70% / 15.54%	Monthly payment:	$419.37

Lender servicing fee:	1.00%	Effective Yield*:	11.66%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Oct-2007	Debt/Income ratio:	6%
Credit score:	740-759 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,161	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	No
Screen name:	appetizing-commerce816	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
Purpose of loan:
This loan will be used to pay for the home improvement expense.

My financial situation:
I am a good candidate for this loan because I have good monthly income can easily pay the monthly EMI. Also I am planning to pay the loan amount before the full tenure.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 578348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1986	Debt/Income ratio:	15%
Credit score:	680-699 (Apr-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	9y 3m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,251	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	contract-tweet4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dedt Consolidation
Purpose of loan:
This loan will be used to... Consolidate dedt

My financial situation:
I am a good candidate for this loan because... Because I have steady employment and pay my bills on time

Monthly net income: $3,000.
Monthly expenses: $1100.
Housing: $400
Insurance: $160
Car expenses: $159
Utilities: $60
Phone, cable, internet: $160
Food, entertainment: $120
Clothing, household expenses: $
Credit cards and other loans: $230
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 578870
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$23,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$16,450	Estimated loss*:	3.30%
Term:	12 months

Lender yield:	7.17%	Borrower rate/APR:	8.17% / 11.89%	Monthly payment:	$2,046.08

Lender servicing fee:	1.00%	Effective Yield*:	7.16%
		Estimated return*:	3.86%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jan-1994	Debt/Income ratio:	18%
Credit score:	760-779 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	50	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,896	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	No
Screen name:	camaraderi-catapult3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off credit card bills accrued after a recent relocation, baby's birth, and travel expenses.

My financial situation:
I am a good candidate for this loan. I am a physician that makes an excellent monthly salary. This has been a tough year with the forced short-sale of a Bay area Condo, a new Baby, and a Job move to Southern California. We used the credit cards to fund the maternity leave and move. I have two cards I'd like to pay off at a lower rate. I currently have 56K credit limit Citibank with only 17 thousand charged, and an AMEX platinum I'd like to pay off. I have always paid off all of my loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 579954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$202.27

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1991	Debt/Income ratio:	7%
Credit score:	680-699 (Apr-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	3 / 3	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,475	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	benevolent-nickel9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Media Consulting Business
Purpose of loan:
This loan will be used to...Begin a side business as a Social Media Consultant for Restaurants.

My financial situation:
I am a good candidate for this loan because... I am employed full-time at a pay rate of $950 per week. I will be keeping my full-time job and this new venture will not interfere with my current job. My home is completely paid for, all of my children are grown and out of the house and I have very few monthly expenses. My car is also completely paid for.

Monthly net income: $3800
Monthly expenses: $2575
Housing: $0
Insurance: $350
Car expenses: $ 0
Utilities: $250
Phone, cable, internet: $125
Food, entertainment: $500
Clothing, household expenses: $100
Credit cards and other loans: $1000
Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 580098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	28.58%	Borrower rate/APR:	29.58% / 33.55%	Monthly payment:	$84.44

Lender servicing fee:	1.00%	Effective Yield*:	27.27%
		Estimated return*:	12.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1994	Debt/Income ratio:	17%
Credit score:	660-679 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	9y 8m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,431	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	35	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	witch-one	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building Credit Rating
Purpose of loan:
This loan will be used to help build my credit rating for home loan. My Mortgage broker has recommended that I establish another unsecured credit account to help secure a higher credit score. This will in turn help to qualify for a more favorable home loan in January.

My financial situation:
I am a good candidate for this loan because I have a long and stable employment history. I have $7500 in bank for a down payment on my home loan. Financially I have recovered from a chapter 7 bankruptcy in 2008, the bankruptcy was due to the collapse in the Las Vegas housing market. I was heavily invested in a very unprofitable real estate investment partnership.

Monthly net income: $2640
Monthly expenses: $2215
Housing: $900
Insurance: $
Car expenses: $500
Utilities: $100
Phone, cable, internet: $65
Food, entertainment: $400
Clothing, household expenses: $200
Credit cards and other loans: $50
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 580680
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$439.30

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1996	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 4	Length of status:	11y 9m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,508	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	Yes
Screen name:	authoritative-nickel164	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MY LOAN
Purpose of loan:
This loan will be used to...consolidate existing debts and medical bills

My financial situation:
I am a good candidate for this loan because...I have a good payment history and excellent work history.

Monthly net income: $2,697.18
Monthly expenses: $2,230.00
Housing: $612.00
Insurance: $175.00
Car expenses: $166.00
Utilities: $125.00
Phone, cable, internet: $160.00
Food, entertainment: $200.00
Clothing, household expenses: $100.00
Credit cards and other loans: $402.00
Other expenses: $450.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$269.69

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2003	Debt/Income ratio:	12%
Credit score:	720-739 (Apr-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,265	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	33%
		Homeownership:	No
Screen name:	funds-implementer5	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds for a Wedding
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581456
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Estimated loss*:	0.85%
Term:	12 months

Lender yield:	4.65%	Borrower rate/APR:	5.65% / 6.59%	Monthly payment:	$558.39

Lender servicing fee:	1.00%	Effective Yield*:	4.66%
		Estimated return*:	3.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Sep-1997	Debt/Income ratio:	9%
Credit score:	820-839 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,209	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	Yes
Screen name:	tonic931	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds for Surgery
Purpose of loan: This loan will be used to fund most of my gastric plication surgery. I have already paid a $500 deposit and purchased my airline ticket to get the procedure done.

My financial situation:
I am a good candidate for this loan because...I am responsible and in a stable financial situation as illustrated in my 837 credit score. Both me and my husband are employed, we both have master's degrees and are contributing members of society. I have never defaulted or walked away from a loan and take my credit seriously. I have also paid off most of my car loans early and rarely carry credit card debt. I believe in living within my means and if it weren't for health concerns I could save up first before getting the surgery but unfortunately time is a luxury that I don't have at the moment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$292.87

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1979	Debt/Income ratio:	40%
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,344	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	No
Screen name:	hope-drum217	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card consolodation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581700
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	6.50%
Term:	60 months

Lender yield:	21.20%	Borrower rate/APR:	22.20% / 24.70%	Monthly payment:	$332.79

Lender servicing fee:	1.00%	Effective Yield*:	20.70%
		Estimated return*:	14.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-2005	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Apr-2012)	Inquiries last 6m:	2	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	11	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0
Delinquencies in last 7y:	4	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	stylish-deal4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	680-699 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	720-739 (Sep-2011)
Principal balance:	$5,347.73	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Expanding Small Business
Purpose of loan:
This loan will be used to purchase more vending massage chairs so I can expand to more locations for my business such as; malls, car washes, barber shops, colleges, casinos and etc.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time. Also I can use the proceeds generated from my business to cover my obligations.

Monthly net income: $1100
Monthly expenses: $771
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $110
Food, entertainment: $100
Clothing, household expenses: $
Credit cards and other loans: $300(Student) $261(Other)
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$108.57

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-2010	Debt/Income ratio:	14%
Credit score:	660-679 (Apr-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$55	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	investment-widget654	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
motorcycle
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581776
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$53.94

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2006	Debt/Income ratio:	9%
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,518	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	No
Screen name:	transaction-party9	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto repair
Purpose of loan:
Using this loan to pay for major auto repair on my old-ish DHL van. It is my only vehicle for the time being and I want to get it re-dialed for, hopefully, a few more summers to come. I love this van and I don't have enough money to pay for all the work that needs to be done to it. For not making a huge amount of money I have been able to pay off other loans. Such as student loans and a couple others.

My financial situation:
I am a professional bicycle mechanic in Colorado and have a year round job. Job is quite secure and paying off this loan sooner than later should not be an issue and is a priority.

Monthly net income: 1500
Monthly expenses: 575
Housing: $300
Insurance: $50
Car expenses: $50
Utilities: $N/A
Phone, cable, internet: $N/A
Food, entertainment: $50
Clothing, household expenses: $50
Credit cards and other loans: $75
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581846
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.90%
Term:	60 months

Lender yield:	27.70%	Borrower rate/APR:	28.70% / 31.38%	Monthly payment:	$473.39

Lender servicing fee:	1.00%	Effective Yield*:	27.01%
		Estimated return*:	15.11%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-2007	Debt/Income ratio:	73%
Credit score:	680-699 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 15	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,444	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	No
Screen name:	wonderous-marketplace3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation Loan
Purpose of loan:
This loan will be used to consolidate debt incurred over the year due to moving expenses as well as a vehicle lease

My financial situation:
I am a good candidate for this loan because I have always paid all of my financial obligations in full, on time. I have stable income and an expected increase in the near future. I have a proven track record as well as a good credit score.

Monthly net income: $2,700
Monthly expenses: $2,015
Housing: $600
Insurance: $200
Car expenses: $475
Utilities: $0
Phone, cable, internet: $65
Food, entertainment: $400
Clothing, household expenses: $0
Credit cards and other loans: $275
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581880
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	4.20%
Term:	60 months

Lender yield:	17.30%	Borrower rate/APR:	18.30% / 20.71%	Monthly payment:	$383.35

Lender servicing fee:	1.00%	Effective Yield*:	17.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1998	Debt/Income ratio:	27%
Credit score:	760-779 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 10	Length of status:	8y 8m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,524	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	18%
		Homeownership:	Yes
Screen name:	top-admirable-marketplace	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	760-779 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	760-779 (Oct-2011)
Principal balance:	$9,353.54	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Wedding Funding
Purpose of loan:
This loan will be used to help fund the wedding for my fiance and myself. We are doing the wedding on our own with minimal support from our families. However, we want all of our family and friends to enjoy in our day with us.

My financial situation:
I am a good candidate for this loan because I am responsible in making my repayments and would like nothing more than to provide a wedding day that both my fiance and I can enjoy.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581892
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$8,050	Estimated loss*:	11.90%
Term:	60 months

Lender yield:	27.70%	Borrower rate/APR:	28.70% / 31.38%	Monthly payment:	$362.93

Lender servicing fee:	1.00%	Effective Yield*:	27.01%
		Estimated return*:	15.11%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1997	Debt/Income ratio:	21%
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	12y 5m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,344	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	delectable-diversification283	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: Debt Consolidation
This loan will be used to consolidate several smaller loans into one bill.

My financial situation:
I am a good candidate for this loan because I have a steady income with the US Army and have been with them for 12 years and still have 8 to go.

Monthly net income: $ 5,000
Monthly expenses: $ 700
Housing: $ 971
Car expenses: $ 300 (paid off in September)
Credit cards and other loans: $ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581944
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$189.61

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1993	Debt/Income ratio:	13%
Credit score:	640-659 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 4	Length of status:	0y 7m
Amount delinquent:	$609	Total credit lines:	38	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,530	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	reliable-social4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
COSMETIC SURGERY
Purpose of loan:
This loan will be used to...PAY FOR COSMETIC SURGERY FOR MY WIFE

My financial situation:
I am a good candidate for this loan because...my debt to income is very low, even though I am showing 7 months job time, I have been with this same company for 12 years. My bancrupcy 3 years ago was due to a failed business venture. My credit before the bancrupcy was perfect (750 score and never late on any account). Since trying to reestablish my credit you can see again that I have never been later any of my new accounts.

Monthly net income: $6000
Monthly expenses: $
Housing: $690
Insurance: $
Car expenses: $0
Utilities: $150
Phone, cable, internet: $200
Food, entertainment: $100
Clothing, household expenses: $50
Credit cards and other loans: $100
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$265.45

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1993	Debt/Income ratio:	20%
Credit score:	720-739 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	7y 4m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,203	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	bid-jam6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement and pay off credit
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	28.99%	Borrower rate/APR:	29.99% / 33.97%	Monthly payment:	$169.78

Lender servicing fee:	1.00%	Effective Yield*:	27.66%
		Estimated return*:	12.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Mar-2000	Debt/Income ratio:	40%
Credit score:	600-619 (Apr-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	11y 8m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$16,556	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	No
Screen name:	apricot742	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 92% )	600-619 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	1 ( 8% )	680-699 (Mar-2011)
Principal balance:	$5,632.78	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
Debt Consolidation & pay Taxes
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581972
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	1.00%
Term:	60 months

Lender yield:	9.85%	Borrower rate/APR:	10.85% / 13.08%	Monthly payment:	$541.69

Lender servicing fee:	1.00%	Effective Yield*:	9.84%
		Estimated return*:	8.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	May-1990	Debt/Income ratio:	21%
Credit score:	800-819 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,936	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	Yes
Screen name:	Trigirl23	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan - Buying more product
Purpose of loan:
This loan will be used to purchase more product for our sporting goods manufacturing company. We specialize in softball equipment and are gearing up for a busy summer with many new products.

My financial situation:
I am a good candidate for this loan because I have a great credit rating and I pay all my bills on time. I own several rental properties that the mortgages have been paid off. I have a great job doing IT work which pays $75,000 and also help with a family business which I get paid around $10,000. The house I currently live in is paid off and we only have to pay utilities and taxes. I have never carried a balance on my credit cards, but have paid in full each month. I currently have a "jewelry" loan that shows as revolving credit, but has 0% interest until January 2013.

Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,650.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,650	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$115.08

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1996	Debt/Income ratio:	20%
Credit score:	660-679 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$534	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	71%
		Homeownership:	No
Screen name:	affluence-equinox189	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
2.6K Loan
Purpose of loan:
This loan will be used to help pay remainder of taxes owed from 2011 and will allow me to gain a little more financial freedom.

My financial situation:
I am a good candidate for this loan because I am re-building my credit and am making a strong effort to accomplish this.

Monthly net income: $ 3900 after taxes (approx)
Monthly expenses: $ 2750 minus food and misc expenses.

*This is my second request since my first did not go through because I was traveling for work and could not submit required info to complete loan. All required info has been submitted now.

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 28.85%	Monthly payment:	$596.32

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1990	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Apr-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	6y 7m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$105,823	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	No
Screen name:	lovely-point440	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.50%
Term:	12 months

Lender yield:	22.84%	Borrower rate/APR:	23.84% / 31.79%	Monthly payment:	$377.93

Lender servicing fee:	1.00%	Effective Yield*:	21.81%
		Estimated return*:	7.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	8y 10m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,513	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Bankcard utilization:	80%
		Homeownership:	No
Screen name:	cyn415	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	45 ( 100% )	640-659 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	640-659 (May-2011) 640-659 (Sep-2009) 640-659 (Mar-2008) 680-699 (Jan-2008)
Principal balance:	$6,021.82	31+ days late:	0 ( 0% )
Total payments billed:	45
Description
Personal Debt Consolidate
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.90%
Term:	60 months

Lender yield:	32.04%	Borrower rate/APR:	33.04% / 35.84%	Monthly payment:	$136.98

Lender servicing fee:	1.00%	Effective Yield*:	30.57%
		Estimated return*:	15.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-1995	Debt/Income ratio:	11%
Credit score:	640-659 (Apr-2012)	Inquiries last 6m:	11	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	26 / 21	Length of status:	11y 9m
Amount delinquent:	$0	Total credit lines:	60	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$237,733	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	neutrino335	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	1 ( 100% )	660-679 (Feb-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Real Estate Investment/Rehab Loan
Purpose of loan:
This loan will be used to renovate and rent out an investment property.

My financial situation:
I am a good candidate for this loan because I have over 2 years of successfull experience buying foreclosed properties and turning them into cash-flow-positive rentals. I have established a network of contractors, property managers, agents in specific locations to quickly capitalize on opportunities. My real estate rental business nets close to 50K per year. I am also a manager at a major bank with a 10+ year track record, which provides stable income.

I have just repaid a Prosper loan, and looking to grow my presence here as a source of additional liquidity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	28.99%	Borrower rate/APR:	29.99% / 33.97%	Monthly payment:	$169.78

Lender servicing fee:	1.00%	Effective Yield*:	27.66%
		Estimated return*:	12.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-1991	Debt/Income ratio:	53%
Credit score:	620-639 (Apr-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	41 / 28	Length of status:	15y 9m
Amount delinquent:	$0	Total credit lines:	115	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$84,240	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	orange-fervent-transparency	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	26 ( 100% )	620-639 (Latest)
Principal borrowed:	$12,000.00	< 31 days late:	0 ( 0% )	680-699 (May-2011) 660-679 (Oct-2009)
Principal balance:	$5,620.35	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Keeping up with my Daughter
Purpose of loan:
This loan will be used to...pay down credit cards

My financial situation:
I am a good candidate for this loan because of my history with Prosper and my payment history in general

Monthly net income: $6000
Monthly expenses: $3500
Housing: $1200
Insurance: $80
Car expenses: $600
Utilities: $150
Phone, cable, internet: $80
Food, entertainment: $70
Clothing, household expenses: $40
Credit cards and other loans: $1500
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$265.45

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1986	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$58	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	pure-leverage8	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	11.90%
Term:	60 months

Lender yield:	27.70%	Borrower rate/APR:	28.70% / 31.38%	Monthly payment:	$126.24

Lender servicing fee:	1.00%	Effective Yield*:	27.01%
		Estimated return*:	15.11%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1997	Debt/Income ratio:	21%
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	14y 7m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,300	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	best-economy-guru	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,093	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	pound-solstice280	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to...Home Improvement

My financial situation: Good
I am a good candidate for this loan because...I pay my bills on time and have good income.

Monthly net income: $7000.00
Monthly expenses: $5500.00
Housing: $2500.00
Insurance: $327.00
Car expenses: $1080.00
Utilities: $280.00
Phone, cable, internet: $247.00
Food, entertainment: $400.00
Clothing, household expenses: $250.00
Credit cards and other loans: $412.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$568.83

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1983	Debt/Income ratio:	40%
Credit score:	760-779 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	23 / 23	Length of status:	7y 7m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$32,633	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	28%
		Homeownership:	Yes
Screen name:	lean-cash721	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolitation
Purpose of loan:
This loan will be used to...Pay debts

My financial situation:
I am a good candidate for this loan because...I have a steady job and other income

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$439.30

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1990	Debt/Income ratio:	22%
Credit score:	740-759 (Apr-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,550	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	21%
		Homeownership:	No
Screen name:	neighborly-justice551	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Start Up
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.65%
Term:	36 months

Lender yield:	16.68%	Borrower rate/APR:	17.68% / 21.37%	Monthly payment:	$359.92

Lender servicing fee:	1.00%	Effective Yield*:	16.39%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-1989	Debt/Income ratio:	12%
Credit score:	720-739 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	30y 9m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,357	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	No
Screen name:	yield-quark	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Financing
Purpose of loan: Purchase Engagement ring
This loan will be used to... Purchase Engagement ring

My financial situation: Full time employment and a secondary security management position
I am a good candidate for this loan because... I pay off loans on time or in advance

Monthly net income: $ 7000.00
Monthly expenses: $ 3500.00
Housing: $ 1800.00 rent
Insurance: $132.00
Car expenses: $362.00 payment
Utilities: $100.00
Phone, cable, internet: $200.00
Food, entertainment: $500.00
Clothing, household expenses: $200.00
Credit cards and other loans: $250.00
Other expenses: $none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,036	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	Yes
Screen name:	skillful-compassion464	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan: Home Improvement
This loan will be used to...

My financial situation: Good
I am a good candidate for this loan because...

Monthly net income: $5823.00
Monthly expenses: $287.00
Housing: $1999.00
Insurance: $328.00
Car expenses: $780.00
Utilities: $324.00
Phone, cable, internet: $186.00
Food, entertainment: $400.00
Clothing, household expenses: $250.00
Credit cards and other loans: $248.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$439.30

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1985	Debt/Income ratio:	74%
Credit score:	660-679 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Tradesman - Plumber
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,343	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	thrilling-interest121	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debit consolation
No description is available.
Information in the Description is not verified.